UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2010

SINOCOKING COAL AND COKE
CHEMICAL INDUSTRIES, INC.
(Exact name of Company as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

Kuanggong Road and Tiyu Road 10th Floor,
Chengshi Xin Yong She, Tiyu Road, Xinhua District,
Pingdingshan, Henan Province, China 467000
(Address of principal executive offices)

+86-3752882999
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

EXPLANATORY NOTE

On February 8, 2010, SinoCoking Coal and Coke Chemical Industries, Inc. (formerly Ableauctions.com, Inc.) (the “Company”) filed a current report on Form 8-K to report that the Company had completed an acquisition in which Top Favour Limited, a British Virgin Islands corporation, became a wholly owned subsidiary of the Company pursuant to a Share Exchange Agreement dated July 16, 2009, as amended (“Acquisition”).  This amendment is being filed in order to amend and supplement Item 9.01 of the Form 8-K filed on February 8, 2010 to include the financial statements of the business acquired, and disclosures regarding pro forma financial information, required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Consolidated Balance Sheets as of December 31, 2009 and June 30, 2009 (Unaudited)

Consolidated Statements of Operations and Other Comprehensive Income for the Three Months and Six Months ended December 31, 2009 and 2008 (Unaudited)

Consolidated Statements of Shareholders’ Equity from July 1, 2008 to December 31, 2009

Consolidated Statements of Cash Flows for the Six Months Ended December 31, 2009 and 2008 (Unaudited)

Notes to Consolidated Financial Statements as of December 31, 2009 (Unaudited)

Report of Independent Registered Public Accounting Firm dated November 18, 2009

Consolidated Balance Sheets as of June 30, 2009 and 2008

Consolidated Statements of Operations and Other Comprehensive Income (Loss) for the Years Ended June 30, 2009, 2008 and 2007

Consolidated Statements of Shareholders’ Equity from June 30, 2006 to June 30, 2009

Consolidated Statements of Cash Flows for the Years Ended June 30, 2009, 2008 and 2007

Notes to Consolidated Financial Statements dated June 30, 2009

(b)           Pro Forma Financial Information.

Per Regulation S-X Article 11, a narrative description of the pro forma effects of the Acquisition can be presented where a limited number of pro forma adjustments are required and those adjustments are easily understood.  The Company, previously named “Ableauctions.com, Inc.”, transferred all of its pre-Acquisition assets and liabilities to a liquidating trust for the benefit of the pre-Acquisition shareholders of the Company on February 5, 2010, the closing date of the Acquisition.  Accordingly, from and after February 5, 2010 the Company had no other assets, liabilities, and business activities other than that of Top Favour Limited and its subsidiaries and controlled companies, and there are no significant pro forma adjustments to be made.  Accordingly, and we are not presenting separate pro forma financial statements in this current report.  Below is the narrative description of the pro forma effects of the transaction.

Due to the fact that the pre-Acquisition shareholders of Top Favour Limited, a British Virgin Islands company (“Top Favour”) have received majority voting rights in the combined entity resulting from the Acquisition, and Top Favour’s officers and directors have been appointed as executive officers and directors of the Company upon the completion of the Acquisition, the Acquisition is deemed to be a reverse acquisition and recapitalization.  In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, the Company (the legal acquirer) is considered the accounting acquiree and Top Favour (the legal acquiree) is considered the accounting acquirer.  The consolidated financial statements of the combined entity will be in substance be those of Top Favour and its subsidiaries and controlled companies, with the assets and liabilities, and revenues and expenses of the Company being included effective from the date of the consummation of the Acquisition on February 5, 2010.   The Company is deemed to be a continuation of the business of Top Favour.  The outstanding stock of the Company prior to the Acquisition will be accounted for at their net book value and no goodwill will be recognized.

(d)           Exhibits.

Exhibit Number	Description

2.1	Share Exchange Agreement (1)
2.2	First Amendment to Share Exchange Agreement (2)
3.1	Articles of Incorporation of Ableauctions.com, Inc., as amended (3)
3.2	Articles Amendment dated February 3, 2010 (5)
3.3	Bylaws of Ableauctions.com, Inc. (3)
4.1	Specimen Stock Certificate of Ableauctions.com, Inc. (5)
10.1	Voting Agreement (1)
10.2	Consulting Services Agreement (5)
10.3	Operating Agreement (5)
10.4	Equity Pledge Agreement (5)
10.5	Option Agreement (5)
10.6	Voting Rights Proxy Agreement (5)
10.7	Lease Agreement (5)
10.8	Form of Securities Purchase Agreement (5)
10.9	Form of Warrant (5)
10.10	Form of Escrow Agreement (5)
10.11	Form of Director’s Offer and Acceptance Letter (5)
10.12	Form of Officer’s Offer and Acceptance Letter (5)
14.1	Code of Ethics (4)
99.1	Letter Regarding Departure of Former CEO, CFO and Secretary (5)
99.2	Legal Opinion of PRC counsel (5)
99.3	Unaudited consolidated financial statements of Top Favour Limited for the three and six month periods ended December 31, 2009, and accompanying footnotes *
99.4	Audited consolidated financial statements of Top Favour Limited for the twelve month periods ending June 30, 2007, 2008 and 2009, and accompanying footnotes *

* Filed herewith.

(1)	Incorporated by reference to the Form 8-K Current Report filed by the Company with the Securities and Exchange Commission on July 17, 2009.

(2)	Incorporated by reference to the Form 8-K Current Report filed by the Company with the Securities and Exchange Commission on November 25, 2009.

(3)	Incorporated by reference to the Form 10-SB filed by the Company with the Securities and Exchange Commission on November 18, 1999.

(4)	Incorporated by reference to the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 filed by the Company on March 30, 2004.

(5)	Incorporated by reference to the Form 8-K Current Report filed by the Company with the Securities and Exchange Commission on February 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.

Date: March 5, 2010	By:	/s/ Jianhua Lv
Jianhua Lv, Chief Executive Officer